UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 3, 2017

Presidio, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38028	47-2398593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza - Suite 2832, New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)

(212) 652-5700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) Directors Not Standing for Re-election

     On October 3, 2017, Giovanni Visentin, a member of the Board of Directors (the “Board”) of Presidio, Inc. (the “Company”), informed the Board that he will not stand for re-election as a director and will step down as a director at the end of his term effective as of the election of his replacement as a director at the Annual Meeting of Stockholders of the Company, scheduled for November 8, 2017. Mr. Visentin will continue to serve as a director until such time. Mr. Visentin’s decision to not stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

     On October 3, 2017, Joseph Trost, a member of the Board, informed the Board that he will not stand for re-election as a director and will step down as a director at the end of his term effective as of the election of his replacement as a director at the Annual Meeting of Stockholders of the Company, scheduled for November 8, 2017. Mr. Trost will continue to serve as a director until such time. Mr. Trost’s decision to not stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

     Messrs. Visentin and Trost initially joined the Board on February 2, 2015, pursuant to the nomination rights of certain investment funds affiliated with Apollo Global Management, LLC (“Apollo”). The two nominees to replace Mr. Visentin and Mr. Trost have been nominated by Apollo.

Item 8.01. Other Events.

     On October 3, 2017, the Company issued a press release announcing that Messrs. Visentin and Trost had informed the Board that they would step down as directors effective as of the election of their respective replacements as director at the upcoming Annual Meeting of Stockholders of the Company, scheduled for November 8, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit	Description

99.1	Press Release dated October 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidio, Inc.

Date: October 3, 2017	By:	/s/ Elliot Brecher
Elliot Brecher
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 3, 2017.